Exhibit 10.22.9

EXECUTION

AMENDMENT NO. 9

TO MASTER REPURCHASE AGREEMENT

Amendment No. 9 to Master Repurchase Agreement, dated as of May 23, 2018 (this “Amendment”), between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and loanDepot.com, LLC (the “Seller”).

RECITALS

The Buyer and Seller are parties to that certain (a) Master Repurchase Agreement, dated as of June 1, 2015 (as amended by Amendment No. 1, dated as of September 4, 2015, Amendment No. 2, dated as of October 30, 2015, Amendment No. 3, dated as of April 26, 2016, Amendment No. 4, dated as of July 26, 2016, Amendment No. 5, dated as of March 21, 2017, Amendment No. 6, dated as of April 25, 2017, Amendment No. 7, dated as of December 15, 2017, and Amendment No. 8, dated as of April 24, 2018, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of June 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Pricing Letter, as applicable.

Accordingly, the Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership meeting the requirements of the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

SECTION 2. Covenants. Section 11 of the Existing Repurchase Agreement is hereby amended by:

2.1 (i) deleting the “and” at the end of paragraph (c)(i)(D) and (ii) adding the following new paragraph at the end thereof:

(c)(i)(E) (1) entering into any settlement with any third party, including, without limitation, a Governmental Authority, or (2) the issuance of a consent order by any Governmental Authority, in which in the case of clauses (1) or (2), the fines, penalties, settlement amounts or any other amounts owed by Seller thereunder exceeds the Litigation Threshold; and

2.2 deleting subsection (o) in its entirety and replacing it with the following:

(o) Limitation on Dividends and Distributions. Seller shall not make any (i) loans or other financial accommodations, (ii) payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity interest of Seller, whether now or hereafter outstanding, or (iii) other distribution or dividend in respect of any of the foregoing, in any instance, to any shareholder or equity owner of Seller, either directly or indirectly, whether in cash or property or in obligations of Seller or any of Seller’s consolidated Subsidiaries.

2.3 adding the following new subsection at the end thereof:

(ee) Beneficial Ownership Certification. Seller shall (i) deliver to Buyer a Beneficial Ownership Certification annually and shall represent that the information contained therein is true and correct or (ii) at any time upon request of Buyer deliver an updated Beneficial Ownership Certification within five (5) Business Days following the date of request and confirm that such information is true and correct in all respects. To the extent Seller believes that it is excluded from the requirements of the Beneficial Ownership Regulation, Seller shall certify as such and provide the specific exclusion relied on.

SECTION 3. Reservation of Rights. Notwithstanding any Default or Event of Default under the Repurchase Agreement with respect to which Buyer does not immediately exercise a remedy pursuant to the Repurchase Agreement, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and such failure of Buyer to exercise a remedy pursuant to the Repurchase Agreement shall not operate as a waiver of any of its respective rights, powers or privileges under the Repurchase Agreement or any other Program Document, including without limitation, any rights, powers or privileges relating to other existing or future breaches of, or Defaults or Events of Default under, the Repurchase Agreement or any other Program Document.

SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions precedent:

(a) Buyer shall have received this Amendment, executed and delivered by duly authorized officers of the Buyer and Seller; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 5. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 6. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 11. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS AG, BY AND THROUGH ITS BRANCH
OFFICE AT 1285 AVENUE OF THE
AMERICAS, NEW YORK, NEW YORK, as
Buyer

By:
Name:
Title:

By:
Name:
Title:

LOANDEPOT.COM, LLC, as Seller

By:
Name:
Title:

Signature Page to Amendment No. 9 to Master Repurchase Agreement